Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

Management’s Assessment of Compliance with Applicable Servicing Criteria

Management of Trimont LLC, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission (“SEC”) relating to the servicing of asset-backed securities and other structures backed by commercial and multifamily loans as listed in Appendix A to this letter (the “Platform”), except for the servicing criteria noted as INAPPLICABLE Servicing Criteria in Appendix B, which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the period from March 1, 2025 through December 31, 2025 (the “Period”).

With respect to applicable servicing criterion 1122(d)(4)(xi), the Company performs applicable activities covered by this servicing criterion, with respect to the Platform, except the Company has engaged a vendor to perform certain tax payment activities. Such vendor has provided a separate Regulation AB Item 1122 management assessment and attestation for such activities.

With respect to applicable servicing criteria 1122(d)(4)(i) and 1122(d)(4)(vi) the Company has engaged various vendors (the “Vendors”) to perform the activities or portions of the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&Dl”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). The Company’s management has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related applicable servicing criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the Period. In making this assessment, the Company’s management used the servicing criteria set forth by the SEC in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, the Company’s management believes that, as of and for the Period, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of for the Period with respect to the Platform taken as a whole.

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for Period.

12 March 2026

/s/ Sean Reilly

Sean Reilly

Executive Managing Director,
Trimont, LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1 WILLIAM STREET CREDIT INCOME
1155 AVE OF THE AMERICAS SERVICING	1166 AVENUE OF AMERICAS 2005-C6	1211 Avenue of the Americas 2015-1211
1345 Avenue of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1
225 LIBERTY STREET TRUST 2016-225L	245 PARK AVE TRUST 2017-245P	245 PARK AVE TRUST 2017-245P C
280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT	3 WORLD TRADE CENTER 2014
7 WORLD TRADE CENTER	733 THIRD SERVICING AGREEMEMNT	ACAM 2019- FL1
ACAM 2019-FL1 COMPANION	ACM 2016-1	ACM TRAFFORD V LLC WAREHOUSE
ACORE ACP II REIT WF LLC	ACORE CAPITAL WAREHOUSE	Acore Credit IV REIT (DB Repo)
ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC	ACORE Credit IV REIT II SPV LLC
ACORE Credit IV TRS, LLC	Acore Credit Partners II Mortg	ACP II Co-Invest, LP
ACP II REIT AX, LLC	ACP II REIT AX-2, LLC	ACP II REIT CONA, LLC
ACP II REIT GS, LLC	ACP II REIT JPM Parent MR, LLC	ACP II REIT JPM, LLC
ACP II REIT MS LLC	ACP III Mortgage, LLC	ACP III REIT JPM, LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

ACRE 2017-FL3	ACRE 2021-FL4	ACSS Real Estate Funding, LLC
AFHT 2019-FAIR	AHPT 2017-ATRM	AHPT 2018-ATRM
AHPT 2024-ATRM	AHPT 2024-ATRM COMPANION	AHPT 2025-ATRM
AHT 2018-ASHF	AHT 2018-KEYS	AI NPL Investor LLC(Ascendant)
ALA 2025-OANA	ALEN 2021-ACEN	AMERICAN EQUITY INVESTMENT LIF
Annaly CRE LLC	AOA 2021-1177	AOA 2025-1301
AOC II Co-Invest, LP	AOC II MORTGAGE, LLC	AOC II REIT GS, LLC
ARC70 FUND IV, LP	ARCHETYPE & BARCLAYS REPO	AREF 2 WH BC LLC
AREF 2 WH WF LLC (ARGENTIC)	AREIT 2019-CRE3	AREIT 2020-CRE4 CLO
ARGENTIC REAL ESTATE FINANCE 2	ARTEMIS REAL ESTATE PARTNERS W	AVATAR WAREHOUSE
Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION	BACM 2016-UBS10
BACM 2017 BNK3	BACM 2017 BNK3 COMPANION	BAHA 2024-MAR
BALDR SHERWOOD FUND WH	BAMLL 2013-WBRK	BAMLL 2014-520M

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION	BAMLL 2015-200P
BAMLL 2015-ASTR	BAMLL 2015-HAUL	BAMLL 2016-ISQR
BAMLL 2016-SS1	BAMLL 2017-SCH	BAMLL 2017-SCH COMPANION
BAMLL 2018-DSNY	BAMLL 2020-BOC	BAMLL 2021-JACX
BAMLL 2024-8SPR	BAMLL 2025-1105W	BANCORP 2016 CRE1 COMPANION
BANCORP 2017-CRE2	BANCORP 2017-CRE2 COMPANION	BANCORP 2018-CRE3
BANCORP 2018-CRE3 COMPANION	BANCORP 2018-CRE4	BANCORP 2018-CRE4 COMPANION
BANCORP BANK WAREHOUSE	BANK 2017-BNK4	BANK 2017-BNK4 COMPANION
BANK 2017-BNK5	BANK 2017-BNK5 COMPANION	BANK 2017-BNK6
BANK 2017-BNK7	BANK 2017-BNK7 COMPANION	BANK 2017-BNK8
BANK 2017-BNK8 COMPANION	BANK 2017-BNK9	BANK 2017-BNK9 COMPANION
BANK 2018-BNK10	BANK 2018-BNK10 COMPANION	BANK 2018-BNK11
BANK 2018-BNK12	BANK 2018-BNK13	BANK 2018-BNK13 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BANK 2018-BNK14	BANK 2018-BNK14 COMPANION	BANK 2018-BNK15
BANK 2019-BNK16	BANK 2019-BNK16 COMPANION	BANK 2019-BNK17
BANK 2019-BNK17 COMPANION	BANK 2019-BNK18	BANK 2019-BNK18 COMPANION
BANK 2019-BNK19	BANK 2019-BNK20	BANK 2019-BNK20 COMPANION
BANK 2019-BNK21	BANK 2019-BNK21 COMPANION	BANK 2019-BNK22
BANK 2019-BNK23	BANK 2019-BNK24	BANK 2019-BNK24 COMPANION
BANK 2020-BNK25	BANK 2020-BNK25 COMPANION	BANK 2020-BNK26
BANK 2020-BNK27	BANK 2020-BNK28	BANK 2020-BNK28 COMPANION
BANK 2020-BNK29	BANK 2020-BNK29 COMPANION	BANK 2020-BNK30
BANK 2020-BNK30 COMPANION	BANK 2021-BNK31	BANK 2021-BNK32
BANK 2021-BNK33	BANK 2021-BNK33 COMPANION	BANK 2021-BNK34
BANK 2021-BNK34 COMPANION	BANK 2021-BNK35	BANK 2021-BNK35 COMPANION
BANK 2021-BNK36	BANK 2021-BNK37	BANK 2021-BNK38

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BANK 2022-BNK39	BANK 2022-BNK40	BANK 2022-BNK40 COMPANION
BANK 2022-BNK41	BANK 2022-BNK42	BANK 2022-BNK43
BANK 2022-BNK43 COMPANION	BANK 2022-BNK44	BANK 2022-BNK44 COMPANION
BANK 2023-BNK45	BANK 2023-BNK46	BANK 2023-BNK46 COMPANION
BANK 2024-BNK47	BANK 2024-BNK47 COMPANION	BANK 2024-BNK48
BANK 2024-BNK48 COMPANION	BANK 2025-BNK49	BANK 2025-BNK50
BANK 2025-BNK50 COMPANION	BANK 2025-BNK51	BANK 2025-BNK51 COMPANION
BANK OF AMERICA WAREHOUSE	BANK5 2023-5YR1	BANK5 2023-5YR1 COMPANION
BANK5 2023-5YR2	BANK5 2023-5YR2 COMPANION	BANK5 2023-5YR3
BANK5 2023-5YR3 COMPANION	BANK5 2023-5YR4	BANK5 2024-5YR10
BANK5 2024-5YR10 COMPANION	BANK5 2024-5YR11	BANK5 2024-5YR11 COMPANION
BANK5 2024-5YR12	BANK5 2024-5YR12 COMPANION	BANK5 2024-5YR5
BANK5 2024-5YR5 COMPANION	BANK5 2024-5YR6	BANK5 2024-5YR6 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BANK5 2024-5YR7	BANK5 2024-5YR8	BANK5 2024-5YR8 COMPANION
BANK5 2024-5YR9	BANK5 2024-5YR9 COMPANION	BANK5 2025 - 5YR14
BANK5 2025-5YR13	BANK5 2025-5YR13 COMPANION	BANK5 2025-5YR14 COMPANION
BANK5 2025-5YR15	BANK5 2025-5YR15 COMPANION	BANK5 2025-5YR16
BANK5 2025-5YR16 COMPANION	BANK5 2025-5YR17	BANK5 2025-5YR17 COMPANION
BANK5 2025-5YR18	BANK5 2025-5YR18 COMPANION	BANK5 2025-5YR19
BANK5 2025-5YR19 COMPANION	BARCLAYS WAREHOUSE	Basis (BIG Real Estate Finance II, LLC)
BASIS BIG REAL ESTATE WAREHOUSE	BASIS RE CAPITAL II (REPO)	Bayview Commercial Mortgage Finance LLC
BAYVIEW WAREHOUSE	BBCMS 2015-MSQ	BBCMS 2015-MSQ COMPANION
BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION	BBCMS 2017 C1 Companion
BBCMS 2017-C1	BBCMS 2018-BXH	BBCMS 2018-C2
BBCMS 2018-C2 COMPANION	BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION
BBCMS 2018-EXCL	BBCMS 2019-C4	BBCMS 2019-C4 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BBCMS 2020-C7	BBCMS 2020-C7 COMPANION	BBCMS 2020-C8
BBCMS 2021-C11	BBCMS 2021-C11 COMPANION	BBCMS 2024-5C25
BBCMS 2024-5C27	BBCMS 2024-5C27 COMPANION	BBCMS 2024-C26
BBCMS 2024-C26 COMPANION	BBCMS 2024-C28	BBCMS 2024-C28 COMPANION
BBCMS 2025-5C34	BBCMS 2025-5C34 COMPANION	BBCMS 2025-5C36
BBCMS 2025-5C36 COMPANION	BBCMS 2025-5C38	BBCMS 2025-5C38 COMPANION
BBCRE 2015-GTP	BBSG 2016-MRP	BB-UBS 2012-SHOW
BB-UBS 2012-TFT	BDS 2018-FL2 COMPANION	BDS 2019-FL4
BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION
BDS 2020-FL6	BDS 2021-FL10	BDS 2021-FL10 COMPANION
BDS 2021-FL7	BDS 2021-FL7 COMPANION	BDS 2021-FL8
BDS 2021-FL9	BDS 2021-FL9 COMPANION	BDS 2022-FL11
BDS 2022-FL11 COMPANION	BDS 2022-FL12	BDS 2022-FL12 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BDS 2024-FL13	BDS 2024-FL13 COMPANION	BDS 2025-FL14
BDS 2025-FL14 COMPANION	BDS 2025-FL15	BDS 2025-FL15 COMPANION
BDS 2025-FL16	BDS 2025-FL16 COMPANION	BDS III Mortgage Capital G LLC
BDS III Mortgage Capital J LLC	BDS III MORTGAGE CAPITAL LLC	BDS III REIT Inc.
BDS IV MORTGAGE CAPITAL G LLC	BDS IV MORTGAGE CAPITAL J LLC	BDS IV Mortgage Capital LLC
BDS IV Mortgage Capital M LLC	BDS IV Mortgage Capital S LLC	BDS IV MORTGAGE CAPITAL W LLC
BDS V MORTGAGE CAPITAL G LLC	BDS V MORTGAGE CAPITAL LLC	BDS V Mortgage Capital M LLC
BDS V Mortgage Capital S L	BDS V MORTGAGE CAPITAL W LLC	BDS V REIT LLC
BENCHMARK 2018-B1	BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9
BENCHMARK 2019-B9 COMPANION	BENEFIT STREET PARTNERS	BERKSHIRE MEZZ
BFLD 2024-UNIV	BFLD 2025-5MW	BFLD 2025-660F
BGL Pinehurst 2023-1	BHMS 2018-ATLS	BHMS 2025-ATLS
BHR 2018-PRME	BIG Real Estate Fund III, L.P.	BIG Real Estate Investments II

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BIG REAL ESTATE INVESTMENTS II	BIG Real Estate Securities III	BLACKROCK WELLS FARGO WH
BLACKSTONE (BRE/MWT)	BLP 2023-IND	BLP 2025-IND
BMARK 2018- B5	BMARK 2018-B4	BMARK 2018-B4 COMPANION
BMARK 2018-B5 COMPANION	BMARK 2024-V12	BMARK 2024-V12 COMPANION
BMARK 2024-V8	BMARK 2025-V15	BMARK 2025-V15 COMPANION
BMARK 2025-V16	BMARK 2025-V16 COMPANION	BMARK 2025-V17
BMARK 2025-V17 COMPANION	BMARK 2025-V18	BMARK 2025-V18 COMPANION
BMD-III Village Club, LLC	BMO 2024-5C3	BMO 2024-5C3 COMPANION
BMO 2024-5C8	BMO 2024-5C8 COMPANION	BMO 2024-C8
BMO 2025-C12	BMO 2025-C12 COMPANION	BPR 2021-TY
BPR 2022-OANA	BPR 2022-STAR	BPR 2023-STON
BPR 2024-PARK	BPR 2024-PARK COMPANION	BPR 2024-PMDW
BPR 2025-STAR	BRDIGE BDS III WELLS REPO	BRE Investment Holding II Corp

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BREDS V US Investments 3 LLC	BREDS V US Investments 5 L.L.C	BRES 2025-ATCAP
BRIGADE CAPITAL MGMT WAREHOUSE	BSB06001	BSC04PWR3
BSC04PWR6	BSC05PWR10	BSC05PWR7
BSC05PWR8	BSC05PWR9	BSC06PWR13
BSC07PWR15	BSC07PWR16	BSC07PWR17
BSC07PWR18	BSCM06TOP24	BSCM07TOP26
BSCM07TOP28 (COMPANION) 2_STARWOOD	BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION) 3_METLIFE	BSPCC II WAREHOUSE	BSPRT SUB LENDER II, LLC WH
BSREP 2021-DC	BWAY 2013-1515	BWAY 2015-1740
BX 2021-21M	BX 2021-PAC	BX 2021-VIEW
BX 2021-VINO	BX 2021-XL2	BX 2022-AHP
BX 2022-CSMO	BX 2022-GPA	BX 2024-AIR2
BX 2024-AIRC	BX 2024-MF	BX 2024-PAT

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

BX 2025-ARIA	BX 2025-ARIA COMPANION	BX 2025-BCAT
BXHPP 2021-FILM	BXMT 2025-FL5	BXMT 2025-FL5 COMPANION
BXP 2017-CC	BXP 2017-CC COMPANION	BXP 2017-GM
BXP 2017-GM COMPANION	BXP 2021-601L	BXP 2021-601L COMPANION
BXT 2017-CQHP	CALI 2024-SUN	CAMB 2019-LIFE
CANTOR CRE LENDING LP	CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-526
CAPITAL SOURCE RELT 2006-A	CARMEL PARTNERS	CD 2006-CD2
CD 2016 CD2	CD 2016-CD2 COMPANION	CD 2017-CD5
CD 2017-CD5 COMPANION	CD 2017-CD6	CD 2017-CD6 COMPANION
CF RFP SELLER WAREHOUSE	CF TRANS SELLER II WAREHOUSE	CF TRANS SELLER III WAREHOUSE
CFCRE 2016-C3	CFCRE 2016-C3 COMPANION	CFCRE 2016-C4
CFCRE 2016-C6	CFCRE 2016-C6 COMPANION	CFCRE 2017-C8
CFCRE 2017-C8 COMPANION	CG FUNDING I LLC	CG FUNDING II LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

CGCMT 2013-GC15	CGCMT 2013-GC17	CGCMT 2014-GC19
CGCMT 2014-GC21	CGCMT 2014-GC25	CGCMT 2015-101A
CGCMT 2015-GC27	CGCMT 2015-GC31	CGCMT 2015-GC33
CGCMT 2015-GC33 Companion	CGCMT 2015-P1	CGCMT 2015-P1 Companion
CGCMT 2016-C1	CGCMT 2016-C1 COMPANION	CGCMT 2016-GC37
CGCMT 2016-P3	CGCMT 2016-P4	CGCMT 2016-P4 COMPANION
CGCMT 2017-B1	CGCMT 2017-B1 COMPANION	CGCMT 2017-P7
CGCMT 2017-P7 COMPANION	CGCMT 2017-P8	CGCMT 2017-P8 COMPANION
CGCMT 2018-C6	CGCMT 2018-C6 COMPANION	CGCMT 2019-C7
CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43	CGCMT 2019-GC43 COMPANION
CHI 2025-110W	CHI 2025-SFT	CHINA ORIENT ENHANCED INCOME
CIP 2025-SBAY	CITI REAL ESTATE FUNDING WH	CITIGROUP 2006 C5
CITIGROUP 2007-C6	CITIGROUP 2012-GC8	CITIGROUP 2012-GC8 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION	CITIGROUP 2013-GCJ11
CITIGROUP GLOBAL MARKETS REALTY CORP	CL Servicing LLC	CLAROS MORTGAGE TRUST WAREHOUSE
CLMT 2016-CLNE	CLNC CREDIT 6 LLC	CLNC Credit 7, LLC
CLNC SL SILICON, LLC	CLNS 2017-IKMZ COMPANION	CMTG GS FINANCE (MACK RE)
COAST 2023-2HTL	COBALT 2007-C2	COLONY COLFINNOMA WAREHOUSE
Colony Northstar Credit Real Estate Inc	COLONY NSTAR (CLNC Credit 8 LLC) REPO	COMM 2009-K4
COMM 2010-C1	COMM 2012-CCRE1	COMM 2012-CCRE2
COMM 2012-CCRE3	COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION
COMM 2012-LC4	COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION
COMM 2013-CCRE12	COMM 2013-CCRE13	COMM 2013-CCRE6
COMM 2013-SFS	COMM 2014-277P	COMM 2014-CCRE14
COMM 2014-CCRE14 COMPANION	COMM 2014-CCRE15	COMM 2014-CCRE20
COMM 2014-CCRE20 COMPANION	COMM 2014-FL5	COMM 2014-LC15

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

COMM 2014-LC15 COMPANION	COMM 2014-LC17	COMM 2014-UB6
COMM 2014-UBS3	COMM 2014-UBS3 COMPANION	COMM 2014-UBS5
COMM 2014-UBS5 COMPANION	COMM 2015 -3BP	COMM 2015-CCRE22
COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION	COMM 2015-CCRE24
COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25	COMM 2015-CCRE26
COMM 2015-CCRE26 COMPANION	COMM 2015-LC23	COMM 2015-PC1
COMM 2016-787S	COMM 2016-787S COMPANION	COMM 2016-CCRE28
COMM 2016-DC2	COMM 2016-DC2 COMPANION	COMM 2017-PANW
COMM 2018-HOME	COMM 2018-HOME COMPANION	COMM 2020-CX
COMM 2020-CX COMPANION	COMM 2025-180W	COMM 2025-180W COMPANION
COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	COMMUNITY SOUTH BANK PORTFOLIO	CORE 2019-CORE
COUNTRYWIDE 2007-MF1	CPTS 2019-CPT	CPTS 2019-CPT COMPANION
CRB 2025-CRE1	CREO LENDING LP	CREO Lending S1 LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

CREST 2003-2	CS FIRST BOSTON 1998 C2	CSAIL 2015-C2
CSAIL 2015-C2 COMPANION	CSAIL 2015-C4	CSAIL 2016-C7
CSAIL 2017-C8	CSAIL 2017-C8 COMPANION	CSAIL 2018 -CX12
CSAIL 2018-C14	CSAIL 2018-C14 COMPANION	CSAIL 2018-CX12 COMPANION
CSCMT 2007-C2	CSFB94CFB1	CSMC 2014-USA
CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION	CSMC 2017-CHOP
CSMC 2017-PFHP	CSMC 2017-TIME	CSMC 2018-SITE
CSMC 2018-SITE COMPANION	CSMC 2022-LION COMPANION	CSMC22LION
CSTL 2025-GATE2	CSWF 2018-TOP	CSWF 2021-SOP2
DAVIS COMPANIES WAREHOUSE	DBCCRE 2014-ARCP	DBCG 2017-BBG
DBGS 2018-1	DBGS 2018-C1 COMPANION	DBJPM 2016-C1
DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC	DBJPM 2016-SFC COMPANION
DBUBS 2011- LC3	DBUBS 2011-LC2	DBUBS 2017-BRBK

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

DBUBS 2017-BRBK COMPANION	DBWF 2015-LCM	DBWF 2016-85T
DBWF 2016-85T COMPANION	DBWF 2024-LCRS	DCOT 2019-MTC
DCOT 2019-MTC COMPANION	DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED
DEXIA REAL ESTATE CAPITAL MARK	DK ASH MEZZ C LLC	DOLLAR GENERAL
Dolp Trust 2021-NYC	DPT 2023-STE2	DRAWBRIDGE WAREHOUSE
DURST 2025-151	ELLIOTT WAREHOUSE	ELM 2024-ELM (10 Pack)
ELM 2024-ELM (15 Pack)	ESA 2025-ESH	FG MANAGEMENT (FGUSRED) WAREHOUSE
FII F DEBT ACCT PTE LTD	FORT CRE 2022-FL3	FORT CRE 2022-FL3 COMPANION
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FORTRESS REPO WITH NATIXIS	FRE MIC Finance LP
FREMF 2013-K29	FREMF 2013-K30	FREMF 2013-K31
FREMF 2013-K33	FREMF 2013-K34	FREMF 2014-K36
FREMF 2014-K40	FREMF 2015-K42	FREMF 2015-K44
FREMF 2015-K47	FREMF 2015-K48	FREMF 2015-K51

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FREMF 2015-KS03	FREMF 2016 KF18	FREMF 2016-K53
FREMF 2016-K55	FREMF 2016-K57	FREMF 2016-K59
FREMF 2016-K60	FREMF 2016-KF14	FREMF 2016-KF19
FREMF 2016-KIR1	FREMF 2016-KS06	FREMF 2016-KS07
FREMF 2016-KW01	FREMF 2017-K61	FREMF 2017-K64
FREMF 2017-K65	FREMF 2017-K67	FREMF 2017-K69
FREMF 2017-K729	FREMF 2017-KBF1	FREMF 2017-KF27
FREMF 2017-KF28	FREMF 2017-KF36	FREMF 2017-KF37
FREMF 2017-KF40	FREMF 2017-KGS1	FREMF 2017-KL01
FREMF 2017-KS08	FREMF 2017-KT01	FREMF 2017-KW02
FREMF 2018-K1507	FREMF 2018-K731	FREMF 2018-K76
FREMF 2018-K77	FREMF 2018-K78	FREMF 2018-K81
FREMF 2018-K84	FREMF 2018-KBX1	FREMF 2018-KC02

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FREMF 2018-KF42	FREMF 2018-KF43	FREMF 2018-KF46
FREMF 2018-KF48	FREMF 2018-KF49	FREMF 2018-KF50
FREMF 2018-KF52	FREMF 2018-KF55	FREMF 2018-KF56
FREMF 2018-KHG1	FREMF 2018-KL02	FREMF 2018-KL03
FREMF 2018-KS10	FREMF 2018-KSL1	FREMF 2018-KSW4
FREMF 2018-KW07	FREMF 2019-K100	FREMF 2019-K102
FREMF 2019-K1510	FREMF 2019-K1513	FREMF 2019-K734
FREMF 2019-K735	FREMF 2019-K87	FREMF 2019-K89
FREMF 2019-K92	FREMF 2019-K94	FREMF 2019-K95
FREMF 2019-K96	FREMF 2019-KBF3	FREMF 2019-KC05
FREMF 2019-KF61	FREMF 2019-KF63	FREMF 2019-KF72
FREMF 2019-KF73	FREMF 2019-KL04	FREMF 2019-KS11
FREMF 2019-KS12	FREMF 2019-KS13	FREMF 2019-KW10

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FREMF 2020-K108	FREMF 2020-K114	FREMF 2020-K115
FREMF 2020-K116	FREMF 2020-KF75	FREMF 2020-KF78
FREMF 2020-KF79	FREMF 2020-KF81	FREMF 2020-KF82
FREMF 2020-KF88	FREMF 2020-KF89	FREMF 2020-KF90
FREMF 2020-KF91	FREMF 2020-KF92	FREMF 2020-KF93
FREMF 2020-KF95	FREMF 2020-KG04	FREMF 2020-KHG2
FREMF 2020-KJ32	FREMF 2020-KS14	FREMF 2021-K123
FREMF 2021-K126	FREMF 2021-K1522	FREMF 2021-K743
FREMF 2021-KF100	FREMF 2021-KF102	FREMF 2021-KF105
FREMF 2021-KF106	FREMF 2021-KF108	FREMF 2021-KF111
FREMF 2021-KF117	FREMF 2021-KF119	FREMF 2021-KF121
FREMF 2021-KF122	FREMF 2021-KF96	FREMF 2021-KF97
FREMF 2021-KF99	FREMF 2021-KG06	FREMF 2021-KI07

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FREMF 2021-KSG2	FREMF 2022-K750	FREMF 2022-KF128
FREMF 2022-KF130	FREMF 2022-KF131	FREMF 2022-KF132
FREMF 2022-KF134	FREMF 2022-KF135	FREMF 2022-KF137
FREMF 2022-KF138	FREMF 2022-KF140	FREMF 2022-KF141
FREMF 2022-KF142	FREMF 2022-KF143	FREMF 2022-KF145
FREMF 2022-KF146	FREMF 2022-KF148	FREMF 2022-KI09
FREMF 2022-KJ41	FREMF 2023-K159	FREMF 2023-K160
FREMF 2023-K508	FREMF 2023-K511	FREMF 2023-K751
FREMF 2023-K752	FREMF 2023-KF149	FREMF 2023-KF151
FREMF 2023-KF153	FREMF 2023-KF154	FREMF 2023-KF155
FREMF 2023-KF158	FREMF 2023-KF160	FREMF 2023-KF161
FREMF 2023-KG08	FREMF 2023-KS15	FREMF 2024-K165
FREMF 2024-K166	FREMF 2024-K167	FREMF 2024-K513

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FREMF 2024-K517	FREMF 2024-K519	FREMF 2024-K521
FREMF 2024-K529	FREMF 2024-K530	FREMF 2024-K531
FREMF 2024-K757	FREMF 2024-KF163	FREMF 2024-KF164
FREMF 2024-KJ51	FREMF 2024-KJ52	FREMF 2024-Q026
FREMF 2025-K169	FREMF 2025-K541	FREMF 2025-K542
FREMF 2025-KF166	FREMF 2025-Q036	FRETE 2017-ML01
FRETE 2017-ML03	FRETE 2022-ML14	FRETE 2024-ML27
FS CREIT FINANCE BMO-1 LLC	FS CREIT Finance CO-1 LLC	FS CREIT FINANCE GS1
FS CREIT Finance JP-1 LLC	FS CREIT FINANCE MM-1 LLC	FS CREIT FINANCE MS-1 LLC
FS CREIT FINANCE NTX-1 LLC	FS CREIT FINANCE WF-1 LLC	FS CREIT Finance WF-2 LLC
FS RIALTO 2019- FL1 CLO PARTIC	FS RIALTO 2019-FL1	FS RIALTO 2021-FL2
FS RIALTO 2021-FL2 CLO PARTIC	FS RIALTO 2021-FL3	FS RIALTO 2021-FL3 CLO PARTIC
FS RIALTO 2022-FL4	FS RIALTO 2022-FL4 PARTICIPATI	FS RIALTO 2022-FL5

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

FS RIALTO 2022-FL5 PARTICIPATI	FS RIALTO 2022-FL6	FS RIALTO 2022-FL6 PARTICIPATI
FS RIALTO 2022-FL7	FS RIALTO 2022-FL7 PARTICIPATI	FS Rialto 2025-FL10
FS Rialto 2025-FL10 PARTICIPAT	GCCP H-1, LLC (GROSSMAN)	GE 2006 C1
GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE	GERMAN AMERICAN CAPITAL CORPORATION WH
GOLDMAN 2007-GG10	GOLDMAN SACHS 2005-ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1 COMPANION	GPMT 2019-FL2 COMPANION
GRACE 2020-GRCE	GRACE 2020-GRCE COMPANION	GRASS RIVER SUB AGREEMENT
GREENWICH CCFC 05 GG5 (COMPANION)	GREENWICH CCFC 2007-GG9	GREENWICH CCFC 2007-GG9 COMPANION
GSAT 2025-BMF	GSMC 2013-G1	GSMS 2011-GC3
GSMS 2011-GC5	GSMS 2012-BWTR	GSMS 2012-GCJ7
GSMS 2012-GCJ7 COMPANION	GSMS 2012-GCJ9	GSMS 2013-GC10
GSMS 2013-GC13	GSMS 2013-GCJ12	GSMS 2013-GCJ14
GSMS 2013-GCJ16	GSMS 2014-GC18	GSMS 2014-GC22

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

GSMS 2014-GC22 COMPANION	GSMS 2014-GC26	GSMS 2015-590M
GSMS 2015-590M COMPANION	GSMS 2015-GC28	GSMS 2015-GC34
GSMS 2015-GC34 COMPANION	GSMS 2016 GS4	GSMS 2016-GS4 COMPANION
GSMS 2016-RENT COMPANION	GSMS 2017-375H	GSMS 2017-GS7
GSMS 2017-GS8	GSMS 2017-GS8 COMPANION	GSMS 2017-SLP
GSMS 2017-SLP REIT	GSMS 2018-3PCK	GSMS 2018-GS10
GSMS 2018-GS10 COMPANION	GSMS 2018-GS9	GSMS 2018-GS9 COMPANION
GSMS 2018-LUAU	GSMS 2018-RIVR	GSMS 2018-SRP5
GSMS 2018-TWR	GSMS 2019-GC38	GSMS 2019-GC38 COMPANION
GSMS 2020-GC47	GSMS 2020-GC47 COMPANION	GSMS 2021-ARDN
GSMS 2021-GSA3	GSMS 2021-GSA3 COMPANION	GSMS 2021-IP
GSMSC 2010-C1	Hana Alternative Private Real Estate Trust No. 71	Hancock Capital Investment Management
HANCOCK/OPTUM BANK WAREHOUSE	HANGANG WAREHOUSE	HBST 2015-HBS

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

HERA 2021-FL1	HILT 2024-ORL	HILTON 2016-HHV
HILTON 2016-HHV COMPANION	HILTON 2016-SFP	HMH 2017-NSS
HRCP AIV II DLI Citi, LLC	HRCP DLI ATLS, LLC & HRCP AIV	HRCP DLI Citi, LLC
HRCP DLI DB, LLC	HUDSON YARDS 2016-10HY	HUDSON YARDS 2016-10HY COMPAN
HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-30HY COMPAN	HUDSON YARDS 2019-55HY
HUDSON YARDS 2019-55HY COMPAN	HY 2025-SPRL	HY 2025-SPRL COMPANION
HYT 2024-RGCY	HYUNDAI INVESTMENTS (10HY MEZZ	ICNQ 2024-MF
ICNQ 2024-MF COMPANION	IMT 2017-APTS	INLAND (IMC LENDING LLC) WAREHOUSE
INLAND (INLAND MORTGAGE CAPITAL)	Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO
Inpoint CS Loan (soundpoint Credit Suisse Repo)	INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER
INT 2025-PLAZA	INT 2025-PLAZA COMPANION	INTOWN 2022-STAY
INTOWN 2025-STAY	Invesco CMI Investments, LP	IRV 2025-200P
IRVINE CORE OFFICE TRUST 2013-IRV	JAWS EQUITY OWNER 229, L.L.C.	JAX 2019-LIC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JLC VII WAREHOUSE	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
John Hancock GA Mortgage Trust	JP MORGAN CHASE	JPM 2012-CIBX COMPANION
JPM Hilton Orlando Trust 2018-HLTNO	JPM06CIBC15	JPM06CIBC17
JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C17
JPMBB 2013-C17 COMPANION	JPMBB 2014-C21	JPMBB 2014-C22
JPMBB 2014-C23	JPMBB 2014-C24	JPMBB 2014-C25
JPMBB 2014-C25 COMPANION	JPMBB 2015-C28	JPMBB 2015-C29
JPMBB 2015-C30	JPMBB 2015-C30 COMPANION	JPMBB 2015-C32
JPMBB 2015-C32 COMPANION	JPMBB 2015-C33	JPMBB 2016-C1
JPMC 2003 ML1	JPMC 2005-LDP2	JPMC 2006-LDP9
JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX	JPMC 2014-C20
JPMC 2014-C20 COMPANION	JPMCC 2007-LDP11	JPMCC 2012-C6
JPMCC 2013-C16	JPMCC 2014-DSTY	JPMCC 2015-JP1

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

JPMCC 2015-JP1 COMPANION	JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION
JPMCC 2016-JP4	JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE
JPMCC 2016-NINE COMPANION	JPMCC 2017-FL10 COMPANION	JPMCC 2017-JP7
JPMCC 2017-MARK COMPANION	JPMCC 2018-ASH8	JPMCC 2018-PTC
JPMCC 2018-PTC COMPANION	JPMCC 2021-2NU	JPMDB 2016-C2
JPMDB 2016-C2 COMPANION	JPMDB 2016-C4	JPMDB 2016-C4 COMPANION
JPMDB 2017-C5	JPMDB 2018-C8	JPMDB 2018-C8 COMPANION
JW 2024-MRCO	KIWOOM 18 WAREHOUSE	KIWOOM NONGHYUP WAREHOUSE
KSL 2023-HT	KSL 2024-HT2	KSL 2025-MAK
KSL 2025-MH	KTB CRE Debt Fund No. 14-1 & KTB CRE Debt Fund No. 14-2	Ladder Capital Finance LLC
LADDER CAPITAL IX WAREHOUSE	LADDER CAPITAL LLC REPO	LADDER CAPITAL REALTY III LLC
LADDER CAPITALVIII REPO	Ladder CRE Finance REIT Inc	LADDER DEUTSCHE REPO
LADDER JPM REPO	LADDER VI REIT WAREHOUSE	LADDER VI TRS WAREHOUSE

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

LADDER WELLS FARGO REPO	LB 1999 C1	LB UBS 2004 C6
LB UBS 2005 C1 COMPANION	LB UBS 2006-C4 COMPANION	LB UBS 2006-C6
LB UBS 2006-C7	LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION
LB-UBS 2006 C1 COMPANION	LB-UBS 2006-C3 COMPANION	LB-UBS 2007-C2
LB-UBS 2007-C6	LB-UBS 2007-C7	LBUBS05C3
LBUBS2005C3 COMPANION	LCCM 2017-LC26	LCCM 2017-LC26 COMPANION
LCCM 2021-FL2	LCCM 2021-FL2 COMPANION	LCCM 2021-FL3
LCCM 2021-FL3 COMPANION	LCCM2013GCP	LCF UBS Bank Repo
LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND	Leonardo Asset Fund LLC
LEONARDO PREFERRED INVESTMENTS	LIBREMAX WAREHOUSE	LIDO FUNDING LLC (STARWOOD)
LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE	LOEWS 2024-MIA
LONE STAR REPO WITH WELLS FARGO	LSTAR 2015-3	LSTAR 2016-4
LSTAR 2017-5	LSTAR I LLC REPO	LV 2024-SHOW

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

M360 2018-CRE1 COMPANION	M360 2019-CRE2	M360 2019-CRE2 COMPANION
MAC 2024-LION	MAC 2025-801B	MAD 2017-330M
MAD 2025-11MD	MANHATTAN WEST 2020-1MW	MANHATTAN WEST 2020-1MW COMPANION
MARATHON ASSET MANAGEMENT, LLC	MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1
Mastern US Private Real Estate	MCR 2024-TWA	MED 2021-MDLN
MED 2024-MOB	MERITZ AIM	MERRILL LYNCH 2008-C1
MEZZ CAP 2006-C4	MEZZ CAP 2007-C5	MFF MEZZANINE
MHP 2025-MHIL2	MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING
MILLINIUM INMARK NONGHYUP	Mirae Asset Management	MKT 2020-525 COMPANION
MKT 2020-525M	ML 1997-C2	ML-CFC 2006-1
ML-CFC 2007-6	ML-CFC 2007-7	MLCFC07-5
MLCFC07-8	MLCFC07-9	MLFT 2006-1 (COMPANION)_CAPTRUST
MLMT 2005-CKI1	MLMT06C1	MOFT 2020 - ABC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

MOFT 2020 - ABC COMPANION	MORGAN STANLEY	MORGAN STANLEY 2011-C3
MORGAN STANLEY 2020-HR8	MORGAN STANLEY BAML 2012-C6	MORGAN STANLEY SHADOW
MORGAN STANLEY WAREHOUSE	Mount Street US (Georgia) LLP	MS06TOP21
MS06TOP23	MS07TOP25	MSBAM 2013-C11
MSBAM 2013-C11 COMPANION	MSBAM 2013-C12	MSBAM 2013-C12 COMPANION
MSBAM 2013-C13	MSBAM 2013-C8	MSBAM 2014-C14
MSBAM 2014-C15	MSBAM 2014-C15 COMPANION	MSBAM 2014-C16
MSBAM 2014-C17	MSBAM 2014-C18	MSBAM 2014-C19
MSBAM 2014-C19 COMPANION	MSBAM 2015-C22	MSBAM 2015-C22 COMPANION
MSBAM 2015-C23	MSBAM 2015-C23 COMPANION	MSBAM 2015-C24
MSBAM 2015-C25	MSBAM 2015-C25 COMPANION	MSBAM 2015-C26
MSBAM 2015-C27	MSBAM 2016-C28	MSBAM 2016-C28 COMPANION
MSBAM 2016-C29	MSBAM 2016-C30	MSBAM 2016-C30 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

MSBAM 2016-C31	MSBAM 2016-C31 COMPANION	MSBAM 2016-C32
MSBAM 2017-C33	MSBAM 2017-C33 COMPANION	MSBAM 2017-C34
MSBAM 2017-C34 COMPANION	MSBAM 2025-5C2	MSBAM 2025-5C2 COMPANION
MSC 2015-420	MSC 2015-420 COMPANION	MSC 2016-BNK2
MSC 2016-BNK2 Companion	MSC 2017-ASHF	MSC 2017-HR2
MSC 2018-H3	MSC 2018-H3 COMPANION	MSC 2018-MP
MSC 2018-MP COMPANION	MSC 2019-L3	MSC 2019-L3 COMPANION
MSC 2019-MEAD	MSC 2021-PLZA	MSC 2024-NSTB
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSC05HQ7	MSC06HQ10
MSC07HQ12	MSC07IQ13	MSC07IQ16
MSCBB 2016-MART COMPANION	MSCCG 2018-SELF	MSCI 2005-TOP19 COMPANION
MSCI 2016-PSQ	MSCI06HQ8	MSDB 2017-712F
MSJP 2015-HAUL	MSMCH and CGML Owner	MSSG 2017-237P

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

MSSG 2017-237P COMPANION	MSWF 2023-1	MSWF 2023-1 COMPANION
MSWF 2023-2	MSWF 2023-2 COMPANION	NATIXIS WAREHOUSE
NCMS 2018-850T COMPANION	NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION
NCMS 2018-FL1	NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ COMPANION
NCMS 2018-SOX	NCMS 2018-SOX COMPANION	NCMS 2018-TECH
New York Life Insurance Compan	NOHT 2019-HNLA	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE
NORTHSTAR DB LOAN NT-II REPO	NORTHSTAR WAREHOUSE	NORTHSTAR-CITI REPO WAREHOUSE
NStar (MS Loan NT-I, LLC) MS Repo	NWL Company, LLC	NWL Company, LLC
NXT CAPITAL FUNDING II, LLC	NY 2025-299P	NY 2025-299P COMPANION
NYC 2025-1155	NYC 2025-3BP	NYT 2019-NYT
NYT 2019-NYT COMPANION	OCM OXFORD WAREHOUSE	OMPT 2017-1MKT
One Bryant Park 2019-OBP	ONE LINCOLN 2004-C3	ONE WILLIAM STREET (OWS CF IV
ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH	ONE WILLIAM STREET CF A-2 SPV

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

ONE WILLIAM STREET CF IX SPV L	ONE WILLIAM STREET CF IX-A SPV	One William Street CF VIII LLC
ONE WILLIAM STREET CMBE MN B S	ONE WILLIAM STREET CMBE MN SPV	ONE WILLIAM STREET CRE FUND L,
One William Street CRE Funding	ONNI 2024-APT	ONYP 2020-1NYP
OPC KMPM LLC (OAKPASS) WH	OREI I INVESTMENTS LLC (OHANA)	OREI II INVESTMENTS LLC (OHANA)
OWS Asset Backed Loans IV, LLC	OWS BACF SPV LLC (OWS WH)	OWS BCA FUNDING WAREHOUSE
OWS CF A, LLC	OWS CF B, LLC	OWS CF B-1 SPV, LLC
OWS CF C, LLC	OWS CF C-1 SPV, LLC	OWS CF D-1 SPV, LLC
OWS CF II SPV LLC Warehouse	OWS CF SUB I WAREHOUSE	OWS CF VI SPV WAREHOUSE
OWS COMMERCIAL FUNDING 7 WAREH	OWS COMMERCIAL FUNDING II, LTD	OWS COMMERCIAL MEZZ WAREHOUSE
OWS CRE Funding III, LLC	OWS I ACQUISITIONS, LLC WH	OXFORD PROPERTIES WAREHOUSE
OXFORD PROPERTIES WAREHOUSE 2	PCRED LENDING II OFFSHORE WH	PCRED LENDING IV WAREHOUSE
PCRED LENDING V COMPANION	PCRED LENDING V WAREHOUSE	PCT 2016-PLSD
PDILS PCILS PFLEX (PIMCO)	PERSI WF WAREHOUSE	PFP 2019-6 CLO

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

PFP 2025-12	PFP 2025-12 COMPANION	PFP 9 Sub 1, L.P.
PFP 9 Sub 10, L.P.	PFP 9 SUB 3 LP	PFP 9 Sub 7, LP
PFP 9 Sub 8, LP	PFP 9 Sub 9, L.P.	PFP V SUB I LLC REPO
PFP V SUB II LLC	PFPIII	PGA 2023-RSRT
PILLAR FUNDING LLC WAREHOUSE	PIMCO (TOCU I LLC)	PIMCO (TOCU II AND GCCU II) WH
PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	PIMCO FUND WAREHOUSE	PIMCO Funds: PIMCO Income Fund
PIMCO Funds: PIMCO Total Return Fund	POLC HOLDINGS I LLC MEZZ WH	POTOMAC TOWER 2022-1
PRIME PFP VI SUB I Warehouse	PRIME PFP VI SUB IX Warehouse	PRIME FINANCE CO 9 PFP 9 SUB 2
PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO	PRIME PFP (CAPITAL ONE REPO)
PRIME PFP (CITI REPO)	PRIME PFP VI SUB XI LLC	PRIME PFP VI WAREHOUSE
PRM 2025-PRM6	PRM7 2025-PRM7	PROPHET WAREHOUSE
PSBAmherst Finance Construction WH	PUBLIC STORAGE	QCMT13QC
QFP II, LP (QUADRANT)	Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved-QMP Management LLC)

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREHOUSE	RBSCF 2013-GSP
RBSCF 2013-SMV	RCC REAL ESTATE WAREHOUSE	RCP SUB WF REPO
Realterm Logistics Income Fund	REMIC ASSET HOLDINGS WAREHOUSE	RESOURCE (RCC REAL ESTATE SPE
RESOURCE CAPITAL CORP. WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE	RESOURCE REPO (WF) WAREHOUSE
RFR 2025 - SGRM	RIAL 2022-FL8	RIAL 2022-FL8 PARTICIPATION
RIALTO BARCLAY FSCREIT REPO	Rialto Real Estate Fund III-Debt LP	RIALTO REPO WITH WF
RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013	RIALTO/GOLDMAN REPO
RLCF Properties, LLC	RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS REPO)
RMF SUB LLC WF REPO	RMF SUB2 LLC (RIALTO REPO)	ROC BRIDGE (BARCLAY REPO)
ROC DEBT STRATEGIES (BRIDGE RE)	ROC DEBT STRATEGIES II MORGAN	ROC DEBT STRATEGIES II WAREHOUSE
ROC DEBT STRATEGY FUND MANAGER LLC	ROCK 2024-CNTR	ROCK 2024-CNTR COMPANION
ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	ROCKWOOD CAPITAL LLC
ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)	RREF III RIALTO WAREHOUSE

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

RREF IV-D DLI FINANCE LLC	RREF IV-D DLI Finance LLC 2	RREF V - D DLI Finance, LLC
RREF V - D DLI Finance, LLC 2	RREF V - D DLI GS, LLC	RREF V D DLI WF, LLC
RREF V-D Direct Lending, LLC	RSF XVI LLC PIMCO	SAMSUNG MEZZ LLC
SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)	SCG 2023-NASH
SCG 2024-MSP	SCG 2025-FLWR	SCG 2025-SNIP
SCREDIT Mortgage Funding Sub -	SCREDIT Mortgage Funding Sub-1	SCREDIT Mortgage Funding Sub-2
SCREDIT Real Estate Capital, L	SCULPTOR CAF I	SCULPTOR WAREHOUSE
SDR 2024-DSNY	SEGREGATED ASSETS PLAN AXONIC	SFAVE 2015-5AVE
SG CAPITAL PARTNERS WAREHOUSE	SGCMS 2016-C5	SGCMS 2016-C5 COMPANION
SGCMS 2019-787E	SGCMS 2019-787E COMPANION	SGCMS 2020-COVE
SHELTER GROWTH FUND I MRA WH	SHELTER GROWTH HEDGE FUND WH	SHELTER GROWTH OPPORTUNITIES
SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE	SILVERSTEIN WAREHOUSE
SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO	SL GREEN REALTY CORP/GRAMERCY

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

SL GREEN WAREHOUSE	SLG 2021-OVA	SLG Opportunistic Debt Fund LP
SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE
SOUND POINT CRE FINANCE - AFLACCREUS	SOUND POINT CRE FINANCE - AFLACINC	SOUND POINT CRE FINANCE - AFLACNXTJP
SOUND POINT CRE FINANCE - AFLACNXTUS	SOUND POINT CRE FINANCE - SPTAFLAC	SP OFFICE FUNDING LP (STARWOOD)
SPGN 2022-TFLM	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO
SPREF WH IV LLC (ARGENTIC)	SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SREDS SK Mortgage Funding Sub-
SREDS SK MORTGAGE FUNDING SUB-	SREDS SK Real Estate Capital,	SREDS SQK Real Estate Capital
SREIT 2021-FLWR	SREIT 2021-IND	SREIT 2021-MFP
SREIT 2021-PALM	SRPT 2014-STAR	STARWOOD (JP MORGAN REPO)
STARWOOD CAP REPO	STARWOOD CITI REPO SUB 6	STARWOOD GLOBAL REAL ESTATE DE
STARWOOD METLIFE REPO	STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1
STARWOOD MORTGAGE CAPITAL WAREHOUSE	STARWOOD MORTGAGE FUNDING V LL	STARWOOD MORTGAGE VII (BMO)
STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	Starwood Property Mortgage Sub	Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	STARWOOD SUB 14 REPO	STARWOOD SUB 22 -22A (BARCLAY
STARWOOD SUB 23 -23A (GOLDMAN)	STARWOOD SUB 24 -24A (BMO Harr	STARWOOD16 REPO
STDIO 2025-RLGH	STRATEGIC ASSET SERVICES LLC W	STRATEGIC LAND JOINT VENTURE 2
STWD 2019-FL1	STWD 2019-FL1 COMPANION	STWD 2021-FL2
STWD 2021-FL2 COMPANION	STWD 2021-HTS	STWD 2021-LIH
STWD 2022-FL3	STWD 2022-FL3 COMPANION	STWD 2025-FL4
STWD 2025-FL4 COMPANION	SUMITOMO WAREHOUSE	SYCA 2025-WAG
SYCA 2025-WAG COMPANION	TACONIC/AXONIC 4000 WAREHOUSE	TCO 2022-DPM
TCO 2024-DPM	TEACHERS INSURANCE & ANNUITY ASSOCIATION	TIMES SQUARE HOTEL TRUST
TMSQ 2014-1500	TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)
TOLIS CINCI WAREHOUSE	TRE SPCM SERIES II PORTFOLIO	TRIANGLE (NORTHSIDE-ROSSER DEB
TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	TRIANGLE WAREHOUSE	TRIGENPART
TRT LENDING SUBSIDIARY II LLC WAREHOUSE	TSQ 2018-20TS COMPANION	TUEBOR TRS IV LLC

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

TUEBOR WAREHOUSE (LADDER)	TX Trust 2024-HOU	UBS 2012-C1
UBS 2017-C1	UBS 2017-C1 COMPANION	UBS 2017-C4
UBS 2017-C4 COMPANION	UBS 2017-C6	UBS 2017-C6 COMPANION
UBS 2017-C7	UBS 2017-C7 COMPANION	UBS 2018-C10
UBS 2018-C10 COMPANION	UBS 2019-C17	UBS 2019-C17 COMPANION
UBS 2019-C18	UBS 2019-C18 COMPANION	UBS AG, STAMFORD BRANCH
UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1
UBSCM 2018-NYCH	VDCM 2025-AZ	VERTICAL CRE CDO
Vestas Qualified Investors Private RE Fund Invest Trust No. 35	VLS 2020-LAB	VRTX 2025-HQ
VRTX 2025-HQ COMPANION	WACHOVIA 2004 C11	WACHOVIA 2004 C15
WACHOVIA 2004-C12	WACHOVIA 2005 C17	WACHOVIA 2005-C20
WACHOVIA 2005-C21	WACHOVIA 2006-C23	WACHOVIA 2006-C24
WACHOVIA 2006-C27	WACHOVIA 2006-C28	WACHOVIA 2006-C29

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

WACHOVIA 2006-C29 COMPANION	WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION
WACHOVIA 2007-C31	WACHOVIA 2007-C32	WACHOVIA 2007-C33
WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34	WACHOVIA 2007-WHALE 8 NON TRUST
WACHOVIA RED - TAX CREDIT	WACHOVIA STRUCTURED FINANCE	WASHINGTON SUB, LLC
WB 2024-HQ	WBHT 2019-WBM	WBHT 2025-WBM
WBRK 2025-WBRK	WEST 2025-ROSE	WEST TOWN MALL TRUST 2017-KNOX
WEST TOWN MALL TRUST 2017-KNOX COMPANION	WF LCC V LLC WAREHOUSE	WFB - PORTFOLIO
WFCM 2012-LC5	WFCM 2013-BTC	WFCM 2013-LC12
WFCM 2014-LC16	WFCM 2014-LC18	WFCM 2015-C26
WFCM 2015-C27	WFCM 2015-C28	WFCM 2015-C28 COMPANION
WFCM 2015-C29	WFCM 2015-C30	WFCM 2015-C31
WFCM 2015-C31 Companion	WFCM 2015-LC20	WFCM 2015-LC20 COMPANION
WFCM 2015-LC22	WFCM 2015-NXS1	WFCM 2015-NXS1 COMPANION

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION	WFCM 2015-NXS3
WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4	WFCM 2015-P2
WFCM 2015-SG1	WFCM 2016-BNK1	WFCM 2016-BNK1 COMPANION
WFCM 2016-C32	WFCM 2016-C33	WFCM 2016-C34
WFCM 2016-C34 COMPANION	WFCM 2016-C35	WFCM 2016-C35 COMPANION
WFCM 2016-C36	WFCM 2016-C36 COMPANION	WFCM 2016-C37
WFCM 2016-C37 COMPANION	WFCM 2016-LC24	WFCM 2016-LC25
WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5	WFCM 2016-NXS6
WFCM 2016-NXS6 COMPANION	WFCM 2017-C38	WFCM 2017-C38W
WFCM 2017-C39	WFCM 2017-C39 COMPANION	WFCM 2017-C40
WFCM 2017-C41	WFCM 2017-C42	WFCM 2017-C42 COMPANION
WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION
WFCM 2017-RC1	WFCM 2017-SMP	WFCM 2018-1745

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

WFCM 2018-AUS	WFCM 2018-C43	WFCM 2018-C43 COMPANION
WFCM 2018-C44	WFCM 2018-C44 COMPANION	WFCM 2018-C45
WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47
WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION
WFCM 2019-C49	WFCM 2019-C50	WFCM 2019-C50 COMPANION
WFCM 2019-C51	WFCM 2019-C52	WFCM 2019-C52 COMPANION
WFCM 2019-C53	WFCM 2019-C53 COMPANION	WFCM 2019-C54
WFCM 2019-C54 COMPANION	WFCM 2019-JWDR	WFCM 2020-C55
WFCM 2020-C56	WFCM 2020-C57	WFCM 2020-C57 COMPANION
WFCM 2020-C58	WFCM 2021-C59	WFCM 2021-C59 COMPANION
WFCM 2021-C60	WFCM 2021-C61	WFCM 2021-C61 COMPANION
WFCM 2021-FCMT	WFCM 2021-SAVE	WFCM 2022-C62
WFCM 2022-C62 COMPANION	WFCM 2022-JS2	WFCM 2022-ONL

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

WFCM 2024-1CHI	WFCM 2024-5C1	WFCM 2024-5C1 COMPANION
WFCM 2024-5C2	WFCM 2024-5C2 COMPANION	WFCM 2024-BPRC
WFCM 2024-BPRC COMPANION	WFCM 2024-C63	WFCM 2024-C63 COMPANION
WFCM 2024-GRP	WFCM 2024-MGP (Fund XI)	WFCM 2024-MGP (Fund XII)
WFCM 2024-SVEN	WFCM 2025-1918	WFCM 2025-5C3
WFCM 2025-5C3 COMPANION	WFCM 2025-5C4	WFCM 2025-5C4 COMPANION
WFCM 2025-5C5	WFCM 2025-5C5 COMPANION	WFCM 2025-5C6
WFCM 2025-AURA	WFCM 2025-B33RP	WFCM 2025-C64
WFCM 2025-C64 COMPANION	WFCM 2025-C65	WFCM 2025-DWHP
WFCM 2025-HI	WFCM 2025-NYCH	WFCM 2025-VTT
WFCM WAREHOUSE	WFCM10C1 (PARTICIPATION)_BASIS	WFLD 2014-MONT
WFRBS 2011-C3	WFRBS 2011-C5	WFRBS 2012-C10
WFRBS 2012-C6	WFRBS 2012-C7	WFRBS 2012-C8

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

WFRBS 2012-C9	WFRBS 2013-C11	WFRBS 2013-C12
WFRBS 2013-C13	WFRBS 2013-C14	WFRBS 2013-C15
WFRBS 2013-C16	WFRBS 2013-C17	WFRBS 2013-C18
WFRBS 2013-UBS1	WFRBS 2014-C19	WFRBS 2014-C20
WFRBS 2014-C21	WFRBS 2014-C22	WFRBS 2014-C23
WFRBS 2014-C24	WFRBS 2014-C25	WFRBS 2014-LC14
WFRBS11C2	WFRBS11C2 (PARTICIPATION)_WEST RIVER	WFRBS11C4
WFRBS11C4 (COMPANION)_LIBERTYLIFE	WFRESCMHFS	WMRK 2022-WMRK
WPT 2017-WWP	WPT 2017-WWP COMPANION	YIELD STREET STANDALONE WAREHOUSE
YIELDSTREET WAREHOUSE

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

TRANSACTIONS FOR WHICH THE COMPANY IS THE SPECIAL SERVICER1

	FREMF 2015-K1501 SS ONLY	FREMF 2015-K45 SS ONLY
FREMF 2015-K46 SS ONLY	FREMF 2018-K72 SS ONLY	FREMF 2018-K75 SS ONLY
FREMF 2018-KF53 SS ONLY	FREMF 2018-KW05 SS ONLY	FREMF 2018-KW06 SS ONLY
FREMF 2018-KX03 SS ONLY	FREMF 2020-K117 SS ONLY	FREMF 2020-KX04 SS ONLY

1The transactions listed in this section of Appendix A are transactions for which the Company is the special servicer. As of and for the Period, the Company did not perform any activities related to the applicable servicing criteria for these transactions because there were no occurrences of events that would require the Company to perform such activities.

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX A

TRANSACTIONS FOR WHICH THE COMPANY IS THE SPECIAL SERVICER1

FREMF 2021-K129 SS ONLY	FREMF 2021-K1521 SS ONLY	FREMF 2021-KF107 SS ONLY
FREMF 2021-KF113 SS ONLY	FREMF 2021-KLU3 SS ONLY	FREMF 2022-KF136 SS ONLY
FREMF 2023-K153 SS ONLY	FREMF 2016-KS07 SS ONLY	FREMF 2017-K727 SS ONLY
FREMF 2017-KL01 SS ONLY	FREMF 2018-KC02 SS ONLY	FREMF 2018-KL02 SS ONLY
FREMF 2018-KL03 SS ONLY	FREMF 2018-KSL1 SS ONLY

1The transactions listed in this section of Appendix A are transactions for which the Company is the special servicer. As of and for the Period, the Company did not perform any activities related to the applicable servicing criteria for these transactions because there were no occurrences of events that would require the Company to perform such activities.

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the	X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of	X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other	X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports

(A)    are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool				X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company assets serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X1
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

_______________________

1 There were no activities performed during the Period with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(v)	The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records	X

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(13) interest on such funds is paid, or credited, to obligors in accordance with	X

Docusign Envelope ID: 388C870B-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company applicable pool asset documents and state laws;
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X	.
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X2

_____________________

2 The Company has determined that servicing criterion 1122(d)(4)(xi) is applicable to the activities the Company performs with respect to the Platform, except for certain tax payment activities that the Company has engaged a third party to perform. The third party, CoreLogic Solutions, LLC, provided a separate Reg AB 1122(d) assertion and attestation report for their tax payment activities during the Period as they relate to servicing criterion 1122(d)(4)(xi).

Docusign Envelope ID: 388C87013-228F-4ECB-B6C2-A38875A449D0

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(x)(1} through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X